UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2009

Fleetwood Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3125 Myers Street, Riverside, California		92503-5527
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (951) 351-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 2, 2009, the Company issued a press release, attached hereto as Exhibit 99.1, indicating that its common stock would be quoted on over-the-counter markets beginning Monday, January 5, 2009 and its trading symbol would be FLTW.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release dated January 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: January 5, 2009	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President—Corporate Development,
General Counsel and Secretary